     As filed with the Securities and Exchange Commission on April 2, 1999.

                                                      Registration No. 333-75525

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                 AMENDMENT NO. 1
                                       to
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                              --------------------

                            THE KROLL-O'GARA COMPANY
             (Exact name of registrant as specified in its charter)

                OHIO                                             31-1470817
  (State or other jurisdiction of                              (IRS Employer
   incorporation or organization)                            Identification No.)


                               9113 LESAINT DRIVE
                              FAIRFIELD, OHIO 45014
                                 (513) 874-2112
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                         -----------------------------

                              ABRAM S. GORDON, ESQ.
                       VICE PRESIDENT AND GENERAL COUNSEL
                            THE KROLL-O'GARA COMPANY
                               9113 LESAINT DRIVE
                              FAIRFIELD, OHIO 45014
                                 (513) 874-2112
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    COPY TO:

                             TIMOTHY E. HOBERG, ESQ.
                        TAFT, STETTINIUS & HOLLISTER LLP
                               1800 FIRSTAR TOWER
                                425 WALNUT STREET
                           CINCINNATI, OHIO 45202-3957
                                 (513) 381-2838

                         -----------------------------

         Approximate date of commencement of proposed sale to public: From time to time after this Registration Statement shall become effective.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         -----------------------------

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


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         This Amendment is filed solely to provide two exhibits that were not included in the original filing.


                                     PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 16.  EXHIBITS.

         The following Exhibits are filed as part of this Registration
Statement.

         Exhibit No.
         -----------

         5        Opinion of Counsel
         23.1     Consent of Arthur Andersen LLP (in respect of The Kroll-O'Gara
                  Company)*
         23.2     Consent of Deloitte & Touche LLP (in respect of The
                  Kroll-O'Gara Company)*
         23.3     Consent of Crowe, Chizek and Company LLP (in respect of
                  Kizorek, Inc.)
         23.4     Consent of Counsel (included in Exhibit 5)
         24       Power of Attorney*

         ------------

         *Previously filed.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN NEW YORK, NEW YORK, AS OF THE 2ND DAY OF APRIL, 1999.

                                     THE KROLL-O'GARA COMPANY


                                     BY: /s/ Jules B. Kroll
                                        ----------------------------------
                                        Jules B. Kroll
                                        Chairman of the Board and Chief
                                        Executive Officer

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AS OF THE 2ND DAY OF APRIL, 1999.

SIGNATURE                               TITLE
---------                               -----


/s/ Jules B. Kroll                      Chairman of the Board and Chief
-----------------------------           Executive Officer (principal executive
Jules B. Kroll                          officer)


/s/ Thomas M. O'Gara*                   Vice Chairman of the Board
-----------------------------
Thomas M. O'Gara


/s/ Wilfred T. O'Gara*                  Director
-----------------------------
Wilfred T. O'Gara


/s/ Nazzareno E. Paciotti               Chief Financial Officer
-----------------------------           (principal financial officer)
Nazzareno E. Paciotti


/s/ Nicholas P. Carpinello              Controller and Treasurer
-----------------------------           (principal accounting officer)
Nicholas P. Carpinello


/s/ Michael G. Cherkasky*               Director
-----------------------------
Michael G. Cherkasky


/s/ Marshall S. Cogan*                  Director
-----------------------------
Marshall S. Cogan


/s/ Michael J. Lennon*                  Director
-----------------------------
Michael J. Lennon


/s/ Raymond E. Mabus*                   Director
-----------------------------
Raymond E. Mabus



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/s/ Hugh E. Price*                      Director
-----------------------------
Hugh E. Price


/s/ Jerry E. Ritter*                    Director
-----------------------------
Jerry E. Ritter


/s/ William S. Sessions*                Director
-----------------------------
William S. Sessions


/s/ Howard I. Smith*                    Director
-----------------------------
Howard I. Smith



*Pursuant to Power of Attorney


By: /s/ Abram S. Gordon
   ----------------------------------
   Abram S. Gordon, Attorney-in-Fact